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EXHIBITS

EXHIBIT 10.28

FIRST AMENDMENT OF OPTION AGREEMENT

         This First Amendment, by and between Janex International, Inc. (the "Company") and Daniel Lesnick, an officer of the Company is effective as of May 12, 2000.

1. The parties desire to amend that certain Option Agreement between the parties hereto, dated May 12, 2000 ("Option Agreement"), which evidenced the right to purchase 300,000 shares of the Company's Common Stock;

2. 300,000 shares of Common Stock have been issued upon exercise of the purchase rights evidenced by the Option Agreement.

3. At the time the Option Agreement was issued, there was available for issuance under the Company's 2000 Combination Stock Option Plan (the "Plan") options to purchase 200,000 shares of Common Stock.

4. In order to remedy the issuance of shares in excess of the number allowed under the Plan, the parties desire that Mr. Lesnick surrender 100,000 shares of Common Stock to the Company and that the Company return the exercise price paid to Mr. Lesnick, receipt of which is hereby acknowledged.

5. The parties also desire to amend the Option Agreement to confirm that only 200,000 shares may be issued under the Option Agreement and that such shares have all been issued.

                                    AGREEMENT

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   The above recitals are true.

2. The Option Agreement is hereby amended to reduce to 200,000 the number of shares of Common Stock that may be issued under such agreement and the parties acknowledge that such 200,000 shares have been issued and that no further shares are issuable thereunder.

         IN WITNESS WHEREOF, the parties have executed this agreement effective as of the date set forth above.

                                     JANEX INTERNATIONAL, INC.

S/DANIEL LESNICK                     S/VINCENT GOETT
--------------------------------     ------------------------------------
Daniel Lesnick                       By: Vincent Goett, Chief Executive Officer